UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 19, 2011

Zoran Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	0-27246	94-2794449
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1390 Kifer Road, Sunnyvale, California		94086-5305
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (408) 523-6500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On August 19, 2011, Zoran Corporation (“Zoran”) issued a press release announcing that it had received a tax ruling from the Israeli Tax Authority with respect to the application of Israeli tax withholding to the consideration payable to Zoran stockholders in the proposed merger of Zoran with CSR plc. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description

99.1	Press Release dated August 19, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZORAN CORPORATION

By:	/s/ Karl Schneider
	Name:	Karl Schneider
	Title:	Senior Vice President of Finance
and Chief Financial Officer

Date: August 24, 2011

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Press Release dated August 19, 2011